EXHIBIT 99.3 Fourth Quarter and Full Year 2018 Investor Presentation January 23, 2019

FOURTH QUARTER AND FY 2018 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies; changes in the regulatory and tax environments in which the Company operates, including the impact of the "Tax Cuts and Jobs Act" (the "TCJA") on the Company's deferred tax asset, and the anticipated impact of the TCJA on the Company's future earnings; and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

FOURTH QUARTER AND FY 2018 Today’s presenters President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 38+ years of Texas banking experience Kevin Hanigan Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 26+ years of Texas banking experience Mays Davenport 3

FOURTH QUARTER AND FY 2018 – FRANCHISE HIGHLIGHTS Key franchise highlights - Q4 2018 • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is North Texas home to 22 companies on the 2018 Fortune 500 list Focused • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 • Net income was $57.8 million, up $14.9 million from Q3 2018 and up $43.1 million from Q4 2017; Q4 2018 basic EPS (GAAP) was $1.22 and $0.91 on a core (non-GAAP) basis3 Q4 2018 • Core net income was $42.7 million, down $511,000 from Q3 2018 and up $14.5 million from Results Q4 2017 (Q4 2018 and Q4 2017 were impacted by one-time tax adjustments)3 • Core (non-GAAP) ROAA was an all-time high of 1.93%, compared to 1.88% for Q3 20183 • Core (non-GAAP) efficiency ratio was 44.13% compared to 42.46% for Q3 20183 • Net income for full year 2018 was $154.2 million, up $64.7 million from 2017; 2018 full year basic EPS (GAAP) was $3.27 and $2.94 on a core (non-GAAP) basis3 Full Year • Core net income was $138.4 million, up $36.5 million from 20173 2018 Results • Full year 2018 core (non-GAAP) ROAA was 1.55% compared to 1.18% for 20173 • Full year 2018 core (non-GAAP) efficiency ratio was 44.77% compared to 45.38% for 20173 • In 2018, loans held for investment4 grew $307.5 million, while total deposits grew $74.0 million Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents latest available data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of Q2 2018) 3 See the section labeled "Supplemental Information - Non-GAAP Financial Measures" 4 Excludes Warehouse Purchase Program loans and loans held for sale 4

FOURTH QUARTER AND FY 2018 – QUARTERLY HIGHLIGHTS Fourth quarter highlights ($ in millions except for per share data) Quarter ended December 31, September 30, December 31, 2017 2018 2018 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 6,483.2 $ 6,764.1 $ 6,790.7 0.4% 4.7% Total deposits 6,767.7 6,779.8 6,841.7 0.9 1.1 Non-interest-bearing demand 1,635.6 1,798.1 1,773.8 (1.4) 8.4 deposits Selected profitability data Net income $ 14.7 $ 42.8 $ 57.8 34.9% 294.1% Core net income2 28.2 43.2 42.7 (1.2) 51.6 Basic EPS 0.31 0.91 1.22 34.1 293.5 Core EPS2 0.60 0.92 0.91 (1.1) 51.7 NIM 3.78% 3.90% 3.98% 8bps 20bps Core return on average equity2 11.69 16.90 16.07 (4.9)% 37.5% Core return on average assets2 1.27 1.88 1.93 2.7 52.0 Core efficiency ratio2 46.74 42.46 44.13 3.9 (5.6) Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 5

FOURTH QUARTER AND FY 2018 – BALANCE SHEET HIGHLIGHTS Balance sheet strengthened while minimizing risk • Lower CRE and C&D loan concentrations • Reduced level of non-performing assets • Increased non-interest-bearing deposits • Higher capital ratios ($ in millions except for per share data) Year ended December 31, December 31, 2017 2018 YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 6,483.2 $ 6,790.7 4.7% Total deposits 6,767.7 6,841.7 1.1 Non-interest-bearing demand deposits 1,635.6 1,773.8 8.4 CRE loan concentration2 304.46% 268.80% (11.7) C&D loan concentration2 28.02 24.03 (14.2) Non-performing assets to total assets 1.13 0.26 (77.0) TCE / TA3 8.77 10.32 17.7 Estimated Tier 1 common risk-based capital4 9.40 11.05 17.6 Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Calculated at the Company level, as a percentage of total risk-based capital 3 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 4 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve 6

FOURTH QUARTER AND FY 2018 – FULL YEAR PROFITABILITY HIGHLIGHTS Full year profitability highlights ($ in millions except for per share data) Year ended December 31, December 31, 2017 2018 YOY ∆ Selected profitability data Net income $ 89.5 $ 154.2 72.3% Core net income1 101.9 138.4 35.8 Basic EPS 1.91 3.27 71.2 Core EPS1 2.19 2.94 34.3 NIM 3.81% 3.91% 10bps Core return on average equity1 10.96 13.65 24.5% Core return on average assets1 1.18 1.55 31.4 Core efficiency ratio1 45.38 44.77 (1.3) Source: Company Documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 7

FOURTH QUARTER AND FY 2018 – BALANCE SHEET Commercially focused loan portfolio Gross loans held for investment1 at Q4 2018 grew $26.7 million from Q3 2018, which included growth in commercial real estate, consumer real estate, and other consumer loans. Total Loans HFI1 $6,791 1 ($ in millions) $6,483 As of December 31, 2018 $5,970 $5,067 20.4% 4.0% $1,400 7.7% 0.7% Commercial RE $3,667 C&I (ex-energy) Energy $2,634 C&D $2,050 22.6% Consumer RE 44.6% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Other Consumer Originated loans 2 Acquired from LegacyTexas Group, Inc. Quarterly yield on loans held for investment1: 5.40% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 8

FOURTH QUARTER AND FY 2018 – ENERGY LENDING Energy lending Geographic Concentration of Reserves • Reserve-based energy portfolio at December 31, 2018 consisted of 58% 10% 17% crude oil reserves and 42% natural gas 6% R: 000 6% reserves 8% 3% G: 048 • At December 31, 2018, 52 reserve- 7% B: 135 based borrowers and 4 midstream 11% borrowers 18% 6% 8% • $427 million, or 76%, of our outstanding energy loans are backed by R: 111 private equity firms with significant Permian Texas Panhandle capital invested and additional equity G: 162 Bakken Marcellus commitments available Eagle Ford Southern Appalachia B: 135 Ark-La-Tex Central/Southern Louisiana DJ Basin / Rockies Other Mid-Con Source: Company documents for loans managed by Energy Finance group 9

FOURTH QUARTER AND FY 2018 – ENERGY LENDING Energy lending • Energy loans are all first liens • No unsecured commitments/exposure R: 000 SNC Breakout of Energy Loans Outstanding loan balances and related loan loss reserves G: 048 ($ in millions) B: 135 7% $34.8 7% $15.4 $23.2 $547.4 $38.1 $531.7 $524.1 $28.7 $520.4 $486.8 3.8% 4.0% R: 111 3.1% 3.0% 3.0% G: 162 B: 135 86% 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 Energy $20.7 $17.0 $15.5 $17.2 $22.1 Non-LTXB LTXB led SNC Direct and reserves Led SNC Club Deals Midstream Reserve-based Reserve % Source: Company documents for loans managed by Energy Finance group 10

FOURTH QUARTER AND FY 2018 – ASSET QUALITY Asset quality NPAs at Q4 2018 totaled $23.8 million, up $5.5 million from Q3 2018 and down $79.1 million from Q4 2017 . Total Non-performing Assets (including foreclosed assets) ($ in millions) $75.3 $74.4 $67.6 R: 000 $58.4 G: 048 1.46% 1.43% 1.25% $51.0 B: 135 1.13% 1.00% 0.64% 0.65% $31.9 $28.0 $27.5 0.29% 0.26% $21.9 $21.9 $22.5 0.20% $18.6 $20.0 $16.4 R: 111 $23.3 $15.1 $15.4 $15.7 $22.7 $19.5 $19.5 $13.0 $12.9 $7.5 $12.6 $10.5 $0.6 G: 162 $4.1 $1.4 $1.3 B: 135 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 All Other Loan Portfolios Corporate Healthcare Finance Oil and Gas Non-performing assets as a percent of total assets Source: Company documents 11

FOURTH QUARTER AND FY 2018 – BALANCE SHEET Core funded, low cost deposit base Total deposits at Q4 2018 grew $62.0 million from Q3 2018, which included growth in interest-bearing demand and time deposits. Total Deposits ($ in millions) $6,768 $6,842 As of December 31, 2018 $6,365 $5,227 $1,628 25.9% 26.1% 25.9% Non-interest bearing-demand $3,599 24.2% Interest-bearing $2,658 22.4% $2,265 21.7% demand 18.6% Savings and 18.2% 12.1% money market 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Time Deposit 0.43% 0.34% 0.29% 0.37% 0.57% 0.84% 35.9% Cost Originated Deposits Acquired from LegacyTexas Group, Inc1 Non-interest-bearing demand deposits as a percent of total deposits Source: Company Documents 1 Represents balance acquired on January 1, 2015 12

FOURTH QUARTER AND FY 2018 – INCOME STATEMENT Net interest income • Net interest income for Q4 2018 was $84.3 million, down $1.4 million from Q3 2018 and up $4.1 million from Q4 2017. • The net interest margin for Q4 2018 was 3.98%, up 8 basis points from Q3 2018 and up 20 basis points from Q4 2017. R: 000 Net interest income and NIM G: 048 Net interest income ($mm) NIM B: 135 $333 $311 $282 $241 3.91% 3.98% R: 111 3.78% 4.00% G: 162 3.79% 3.81% B: 135 $80 $84 2015Y 2016Y 2017Y 2018Y 2017 Q4 2018 Q4 Source: Company Documents 13

FOURTH QUARTER AND FY 2018 – INCOME STATEMENT Disciplined expense management GAAP efficiency ratio was 44.39% for Q4 2018, compared to 42.66% for Q3 2018, while core (non-GAAP) efficiency ratio was 44.13% for Q4 2018, compared to 42.46% for Q3 2018. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio ($ in millions) $333 $311 $282 $170 $156 $160 47.3% 46.7% 45.4% 44.8% 44.1% $48 $42 $48 $80 $41 $84 $43 $7 $12 2016Y 2017Y 2018Y 2017 Q4 2018 Q4 Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non-recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. 14

FOURTH QUARTER AND FY 2018 – CAPITAL Prudent capital management TCE / TA1 Tier 1 common risk-based2 13.0% 15.1% 10.3% 11.1% 9.6% 9.4% 8.3% 8.6% 8.8% 9.1% 2014Y 2015Y 2016Y 2017Y 2018Y 2014Y 2015Y 2016Y 2017Y 2018Y Tier 1 leverage2 13.9% 10.8% 9.5% 8.7% 9.2% 2014Y 2015Y 2016Y 2017Y 2018Y Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve 15

FOURTH QUARTER AND FY 2018 – INVESTMENT HIGHLIGHTS Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management Capital ratios remain strong; provides dry powder for robust organic growth 16

FOURTH QUARTER AND FY 2018 – LOOKING AHEAD Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment 17

FOURTH QUARTER AND FY 2018 – OUR VISION Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. 18

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited) Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax): At or For the Quarter Ended December 31, September 30, June 30, March 31, December 31, 2018 2018 2018 2018 2017 (Dollars in thousands, except per share amounts) GAAP net income available to common shareholders 1 $ 57,534 $ 42,672 $ 27,770 $ 25,687 $ 14,613 Distributed and undistributed earnings to participating 235 149 67 75 47 securities 1 (Gain) loss on one-time tax adjustments2 (15,289) — — — 13,493 Expenses related to above tax adjustments 202 — — — — Loss on sale of branch locations and land — 372 126 — — Insurance settlement proceeds from pre-acquisition fraud — — — (1,778) — One-time employee bonus related to tax law change — — — 537 — Core (non-GAAP) net income $ 42,682 $ 43,193 $ 27,963 $ 24,521 $ 28,153 Average shares for basic earnings per share 47,159,578 47,105,655 47,000,405 46,872,333 46,729,160 GAAP basic earnings per share $ 1.22 $ 0.91 $ 0.59 $ 0.55 $ 0.31 Core (non-GAAP) basic earnings per share 0.91 0.92 0.59 0.52 0.60 Average shares for diluted earnings per share 47,714,421 47,755,441 47,618,157 47,564,587 47,290,308 GAAP diluted earnings per share $ 1.21 $ 0.89 $ 0.58 $ 0.54 $ 0.31 Core (non-GAAP) diluted earnings per share 0.89 0.90 0.59 0.52 0.60 1 Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B. 2 These one-time income tax adjustments consist of an adjustment to the Company's deferred tax asset (recorded in the 2017 period), as well as a benefit related to tax rate changes and the favorable outcome of the Company's change in its tax method of accounting for its loan portfolio (recorded in the 2018 period), all related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 20

Supplemental Information – Non-GAAP Financial Measures (unaudited) Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax): At or For the Year Ended December 31, 2018 2017 2016 2015 2014 GAAP net income available to common shareholders 1 $ 153,692 $ 89,176 $ 97,324 $ 70,382 $ 30,942 Distributed and undistributed earnings to participating securities 1 497 318 497 534 336 (Gain) loss on one-time tax adjustments2 (15,289) 13,493 — — — Expenses related to above tax adjustments 202 — — — — (Gain) loss on sale of branch locations and land 498 (1,084) (2,529) (190) — Insurance settlement proceeds from pre-acquisition fraud (1,778) — — — — One-time employee bonus related to tax law change 537 — — — — Net (gain) on sale of insurance subsidiary operations — — (39) — — Loss on sale of FHA loan portfolio — — 969 — — Merger and acquisition costs — — — 1,009 7,071 Valuation adjustment on mortgage servicing rights — — — 121 — One-time payroll and severance costs — — — — 234 Core (non-GAAP) net income $ 138,359 $ 101,903 $ 96,222 $ 71,856 $ 38,583 Average shares for basic earnings per share 47,035,475 46,611,780 46,184,074 45,847,284 37,919,065 GAAP basic earnings per share $ 3.27 $ 1.91 $ 2.11 $ 1.54 $ 0.82 Core (non-GAAP) basic earnings per share 2.94 2.19 2.08 1.57 1.02 Average shares for diluted earnings per share 47,653,726 47,138,518 46,484,967 46,125,447 38,162,094 GAAP diluted earnings per share $ 3.23 $ 1.89 $ 2.09 $ 1.53 $ 0.81 Core (non-GAAP) diluted earnings per share 2.90 2.16 2.07 1.56 1.01 1 Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B. 2 These one-time income tax adjustments consist of an adjustment to the Company's deferred tax asset (recorded in the 2017 period), as well as a benefit related to tax rate changes and the favorable outcome of the Company's change in its tax method of accounting for its loan portfolio (recorded in the 2018 period), all related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 21

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, September 30, June 30, March 31, December 31, 2018 2018 2018 2018 2017 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 12,264 $ 13,227 $ 10,852 $ 12,898 $ 6,901 Loss on sale of branch locations and land — 471 160 — — Insurance settlement proceeds from pre-acquisition fraud — — — (2,250) — Core (non-GAAP) non-interest income $ 12,264 $ 13,698 $ 11,012 $ 10,648 $ 6,901 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Expense (gross of tax): GAAP non-interest expense $ 42,868 $ 42,192 $ 42,191 $ 43,879 $ 40,708 Expenses related to one-time tax adjustments1 (256) — — — — One-time employee bonus related to tax law change — — — (679) — Core (non-GAAP) non-interest income $ 42,612 $ 42,192 $ 42,191 $ 43,200 $ 40,708 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 42,868 $ 42,192 $ 42,191 $ 43,879 $ 40,708 Net interest income plus non-interest income 96,563 98,894 94,781 91,511 87,100 Efficiency ratio- GAAP basis 44.39% 42.66% 44.51% 47.95% 46.74% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 42,612 $ 42,192 $ 42,191 $ 43,200 $ 40,708 Net interest income plus core (non-GAAP) non-interest income 96,563 99,365 94,941 89,261 87,100 Efficiency ratio- core (non-GAAP) basis 44.13% 42.46% 44.44% 48.40% 46.74% 1 Expenses related to the one-time income tax adjustments consisting of an adjustment to the Company's deferred tax asset (recorded in the 2017 period), as well as a benefit related to tax rate changes and the favorable outcome of the Company's change in its tax method of accounting for its loan portfolio (recorded in the 2018 period), all related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 22

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2018 2017 2016 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 49,241 $ 43,582 $ 51,931 (Gain) loss on sale of branch locations and land 631 (1,669) (3,891) Insurance settlement proceeds from pre-acquisition fraud (2,250) — — Net (gain) on sale of insurance subsidiary operations — — (1,181) Loss on sale of FHA loan portfolio — — 1,491 Core (non-GAAP) non-interest income $ 47,622 $ 41,913 $ 48,350 GAAP non-interest expense $ 171,130 $ 160,344 $ 156,377 Expenses related to one-time tax adjustments1 (256) — — One-time employee bonus related to tax law change (679) — — Core (non-GAAP) non-interest expense $ 170,195 $ 160,344 $ 156,377 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 332,508 $ 311,431 $ 282,269 GAAP efficiency ratio: Non-interest expense $ 171,130 $ 160,344 $ 156,377 Net interest income plus non-interest income 381,749 355,013 334,200 Efficiency ratio- GAAP basis 44.83% 45.17% 46.79% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 170,195 $ 160,344 $ 156,377 Net interest income plus core (non-GAAP) non-interest income 380,130 353,344 330,619 Efficiency ratio- core (non-GAAP) basis 44.77% 45.38% 47.30% 1 Expenses related to the one-time income tax adjustments consisting of an adjustment to the Company's deferred tax asset (recorded in the 2017 period), as well as a benefit related to tax rate changes and the favorable outcome of the Company's change in its tax method of accounting for its loan portfolio (recorded in the 2018 period), all related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 23

Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 1,094,367 $ 1,039,599 $ 1,001,450 $ 979,494 Less: Goodwill (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (245) (279) (313) (347) Total tangible shareholders' equity $ 915,563 $ 860,761 $ 822,578 $ 800,588 Shares outstanding at end of period 48,505,261 48,491,169 48,311,220 48,264,966 Book value per share- GAAP $ 22.56 $ 21.44 $ 20.73 $ 20.29 Tangible book value per share- Non-GAAP 18.88 17.75 17.03 16.59 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,051,142 $ 9,082,792 $ 9,249,086 $ 8,865,624 Less: Goodwill (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (245) (279) (313) (347) Total tangible assets $ 8,872,338 $ 8,903,954 $ 9,070,214 $ 8,686,718 Equity to assets- GAAP 12.09% 11.45% 10.83% 11.05% Tangible equity to tangible assets- Non-GAAP 10.32% 9.67% 9.07% 9.22% At or For the Year Ended December 31, 2017 2016 2015 2014 Calculation of Tangible Book Value per share: Total shareholders' equity $ 959,874 $ 885,365 $ 804,076 $ 568,223 Less: Goodwill (178,559) (178,559) (180,776) (29,650) Less: Identifiable intangible assets, net (402) (665) (1,030) (813) Total tangible shareholders' equity $ 780,913 $ 706,141 $ 622,270 $ 537,760 Shares outstanding at end of period 48,117,390 47,876,198 47,645,826 40,014,851 Book value per share- GAAP $ 19.95 $ 18.49 $ 16.88 $ 14.20 Tangible book value per share- Non-GAAP 16.23 14.75 13.06 13.44 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,086,196 $ 8,362,255 $ 7,691,940 $ 4,164,114 Less: Goodwill (178,559) (178,559) (180,776) (29,650) Less: Identifiable intangible assets, net (402) (665) (1,030) (813) Total tangible assets $ 8,907,235 $ 8,183,031 $ 7,510,134 $ 4,133,651 Equity to assets- GAAP 10.56% 10.59% 10.45% 13.65% Tangible equity to tangible assets- Non-GAAP 8.77% 8.63% 8.29% 13.01% 24

Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) At or For the Quarter Ended December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 (Dollars in thousands) Net income $ 57,769 $ 42,821 $ 27,837 $ 25,762 $ 14,660 Core (non-GAAP) net income 42,682 43,193 27,963 24,521 28,153 Average total equity 1,062,331 1,022,032 994,574 973,187 963,512 Average total assets 8,850,435 9,167,607 8,996,036 8,682,461 8,865,517 Return on average common shareholders' equity 21.75% 16.76% 11.20% 10.59% 6.09% Core (non-GAAP) return on average common shareholders' equity 16.07 16.90 11.25 10.08 11.69 Return on average assets 2.61 1.87 1.24 1.19 0.66 Core (non-GAAP) return on average assets 1.93 1.88 1.24 1.13 1.27 At or For the Year Ended December 31, 2018 2017 (Dollars in thousands) Net income $ 154,189 $ 89,494 Core (non-GAAP) net income 138,359 101,903 Average total equity 1,013,300 929,903 Average total assets 8,925,262 8,607,481 Return on average common shareholders' equity 15.22% 9.62% Core (non-GAAP) return on average common shareholders' equity 13.65 10.96 Return on average assets 1.73 1.04 Core (non-GAAP) return on average assets 1.55 1.18 25